Exhibit 10.19



July 12, 1996
6-1162-RCN-870R4

United Air Lines, Inc.
Executive Offices
P. 0. Box 66100
Chicago, IL 60666-0100

Attention:     J. L. Pollock
               Sr. Staff Representative
               Aircraft Purchasing

Subject:       [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]Letter Agreement No. 6-1162-TML-1205

Reference:     Letter Agreement No. 6-1162-TML-1205, dated April
               28, 1993; [*CONFIDENTIAL MATERIAL OMITTED AND
               FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

Dear Jerry:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1. The following Supplemental Agreements contain either [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT](as defined in the referenced Letter Agreement).

       Supplemental Agreement No.     5 to P.A. 1670
       Supplemental Agreement No.     5 to P.A. 1485
       Supplemental Agreement No.     6 to P.A. 1670
       Supplemental Agreement No.     11 to P.A. 1602
       Supplemental Agreement No.     7 to P.A. 1670
       Supplemental Agreement No.     8 to P.A. 1670
       Supplemental Agreement No.     4 to P.A. 1663
       Supplemental Agreement No.     6 to P.A. 1485
       Supplemental Agreement No.     9 to P.A. 1670
       Supplemental Agreement No.     7 to P.A. 1485
       Supplemental Agreement No.     5 to P.A. 1663

The execution of these Supplemental Agreements [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under Letter Agreement No. 6-1162-TML-1205 and any balance excess or shortfall pursuant to Paragraph 6 herein, shall be applied against paragraph 1.3.1.3 of Letter Agreement No. 6-1162-MDH-150.

The accounting given below is for the effect of the above
Supplemental Agreements with respect to the matters discussed in the Reference Letter.

2. A total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]pursuant to paragraph no. 4 of the reference Letter Agreement. The status of these [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]is given below.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-RCN-870R4

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-RCN-870R4


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-RCN-870R4

8. This letter is subject to the confidentiality provisions of Letter Agreement 6-1162-GKW-132 for Purchase Agreement 1485, Letter Agreement 6-1162-GKW-653 for Purchase Agreement 1595, Letter Agreement 6-1162-DLJ-886 for Purchase Agreement 1670, Letter Agreement 6-1162-DLJ-467 for Purchase Agreement 1602, and Letter Agreement 6-1162-DLJ-832 for Purchase Agreement 1663.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hunt
   --------------
Its Attorney in Fact
    ----------------

ACCEPTED AND AGREED TO this

Date: July 12, 1996

UNITED AIRLINES, INC.


By  /s/ J. L. Pollock
    -----------------
Its Sr. Staff Specialist
    --------------------
    Aircraft Purchasing
    -------------------